                                  FUND PROFILE
                                      FOR

                                    VANGUARD
                                    NEW YORK
                                    INSURED
                                 TAX-FREE FUND

                               February 16, 1996




                          [THE VANGUARD GROUP(R) LOGO]

1    OBJECTIVE
Vanguard New York Insured Tax-Free Fund seeks to provide current income that is exempt from Federal and New York personal income taxes. The Fund, which is available to New York residents only, may not meet this objective.

2    INVESTMENT STRATEGIES
The Fund invests primarily in long-term, high-quality* municipal bonds with an average maturity of 15-25 years. These bonds are issued by state and local government agencies in New York. The Fund may also invest up to 20% of its assets in futures contracts and options. At least 80% of the Fund's municipal bonds are insured for scheduled payments of interest and principal by a private (that is, non-government) insurance company. This insurance feature does not mean that the value of the bonds or the value of the Fund's shares are guaranteed.

3    RISKS
Investors in the Fund are exposed to:

- A HIGH degree of interest rate risk (the possibility that bond prices will fall as interest rates rise--and vice versa). For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A LOW degree of income risk (the possibility that income from bonds will fall when interest rates decline).

- A LOW degree of credit risk (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Fund's securities.

4    APPROPRIATENESS
This Fund may be suitable for investors who . . .

- Are seeking tax-exempt income and live in New York.

- Want to balance their stock holdings with a tax-exempt income investment.

- Plan to invest for at least five years.






*Average rating of Aaa (as of December 31, 1995) by Moody's Investors Services, Inc.

The Fund is not suitable for investors who . . .

- Cannot tolerate fluctuating share prices.

- Are in a low tax bracket.

5    FEES AND EXPENSES
Vanguard New York Insured Tax-Free Fund--like all Vanguard Funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1995 was 0.22% of assets.

    ANNUAL FUND OPERATING EXPENSES**
    --------------------------------------------------
    Investment Advisory Fees  . . . . . . . .    0.01%
    Distribution Costs  . . . . . . . . . . .    0.02
    Other Expenses  . . . . . . . . . . . . .    0.19
                                                 ----
    Total Operating Expenses  . . . . . . . .    0.22%
                                                 ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

   1 Year        3 Years        5 Years       10 Years
   ---------------------------------------------------
     $2             $7            $12            $28

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6    PAST PERFORMANCE

[FIGURE 1]

           PERFORMANCE
  ANNUAL RETURNS (%) 1976-1995

       Vanguard New York   Lipper NY Insured
        Insured Tax-Free     Municipal Debt
              Fund          Funds Average**
'87           - 3.4               - 2.0
'88            11.7                10.6
'89            10.4                 9.2
'90             6.2                 5.3
'91            12.8                12.6
'92             9.8                 9.0
'93            13.1                12.3
'94           - 5.6               - 6.3
'95            17.7                17.1

                             PERFORMANCE SUMMARY
                      (PERIODS ENDED DECEMBER 31, 1995)

                       AVERAGE ANNUAL TOTAL RETURN
                     NY INSURED      LIPPER NY INSURED
                    TAX-FREE FUND    MUNICIPAL DEBT**
   1 Year              +17.72%           +17.07%
   5 Years             + 9.24%           + 8.62%
   Since Inception+    + 7.70%           + 7.22%

Note: In evaluating past performance, it is important to consider that returns from bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                   Annualized tax-free current yield for the
                     30-day period ended December 31, 1995:
                                     4.84%
                     For the latest yield, call Vanguard at
                                 1-800-662-7447

      The annualized current yield is calculated using the standardized yield formula adopted for mutual funds by the U.S. Securities and Exchange Commission.



**Lipper NY Insured Municipal Debt Funds Average is an industry benchmark of average New York insured municipal debt funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

+Since Fund's inception, April 7, 1986.

7    INVESTMENT ADVISER
The Fund is managed by Vanguard Fixed Income Group, which manages total assets of some $70 billion.

8    PURCHASES
You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts).

9    REDEMPTIONS
You may redeem shares by writing a check ($250 minimum), sending a letter, or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a gain or loss.

10   DISTRIBUTIONS
Dividends are declared each business day and are paid on the first business day of each month. Capital gains distributions, if any, are made annually. Dividend and capital gains distributions can be automatically reinvested or received in cash.

11   OTHER SERVICES

- Free checkwriting.

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

                                  [SHIP LOGO]
                         This Fund Profile contains key
                information about the Fund. More details appear
                     in the Fund's accompanying prospectus.

  0296-6S    (C) 1996 Vanguard Marketing Corporation, Distributor        FP76